Exhibit 10.1

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of the 12th day of January, 2016, by and between Mobo Systems, Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”, and each of the Key Holders listed on Schedule B hereto that becomes a party to this Agreement by executing and delivering to the Company a counterpart signature page hereto (which such person shall thereupon be deemed an “Investor” for all purposes of this Agreement). Capitalized terms used but not defined herein shall have the same meanings given them in the Purchase Agreement (as defined below).

RECITALS

WHEREAS one of the Investors (the “New Investor”) is purchasing shares of the Company’s Series D Preferred Stock, pursuant to the Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”); and

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the New Investor to invest funds in the Company pursuant to the Purchase Agreement, the New Investor and the Company wish to enter into the Agreement; and

WHEREAS, certain Investors (the “Prior Investors”) are holders of the Company’s Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock; and

WHEREAS, the Prior Investors and the Company are parties to an Amended and Restated Investor Rights Agreement dated October 10, 2014 (the “Prior Agreement”); and

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and

WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to the registration rights, information rights, and other rights as set forth below.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Definitions. For purposes of this Agreement:

1.1 The term “Affiliate” shall mean with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a “Person”), any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation any general partner, officer or director of such Person and any venture capital fund now or hereafter existing which is controlled by or under common control with one or more general partners or shares the same management company with such Person. As of the date hereof, Puressence Limited and Endurance Investments Holdings Limited shall be deemed to be an Affiliate of one another.

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1.2 The term “Common Stock” shall mean shares of the Company’s common stock, par value $0.001 per share.

1.3 The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.4 The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.5 The term “GAAP” shall mean United States generally accepted accounting principles.

1.6 The term “Holder” shall mean any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.12 hereof.

1.7 The Term “Immediate Family Member” shall mean a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a person referred to herein.

1.8 The term “Initial Closing” shall have the meaning attributed to such term in the Purchase Agreement.

1.9 The term “Initiating Holders” means, collectively, any Holders who properly initiate a registration request under this Agreement.

1.10 The term “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.11 The term “Key Employee” means Noah Glass, Matthew Tucker, Peter Benevides, Andrew Murray, Martin Hahnfeld, David Olander, Scott Lamb and any executive-level employee (including division director and Vice President level positions) as well as any employee who either alone or in concert with others develops, invents, programs or designs any Company Intellectual Property (as defined in Section 2.8 of the Purchase Agreement).

1.12 The term “Major Investor” means, at any time (i) any Investor (other than a Staley Investor) that, together with such Investor’s Affiliates, holds at such time at least 50,000 shares of Registrable Securities (appropriately adjusted for any stock split, dividend, combination or other recapitalization effected after the date hereof) and (ii) any Staley Investor that at such time holds a number of shares of Registrable Securities equal to or more than 10% of the Registrable Securities (appropriately adjusted for any stock split, dividend, combination or other recapitalization effected after the date hereof) held by such Staley Investor immediately after the Initial Closing under the Purchase Agreement, and after giving effect to the Special Redemption.

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1.13 The term “New Securities” shall mean equity securities of the Company, whether now authorized or not, or rights, options, or warrants to purchase said equity securities, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for said equity securities.

1.14 The term “Preferred Stock” shall mean, as applicable, shares of the Company’s Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock.

1.15 The term “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

1.16 The term “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock, including Preferred Stock issuable or issued upon exercise of warrants for any Preferred Stock, (ii) any Common Stock issued or issuable upon conversion of any capital stock of the Company acquired by the Investors (or any direct or indirect assignee thereof in accordance with Section 2.12 hereof) after the date hereof, and (iii) the shares of Common Stock held by the Key Holders set forth on Schedule B attached hereto; provided, however, that such shares of Common Stock shall not be deemed Registrable Securities and the aforementioned individuals shall not be deemed Holders for the purposes of initiating a request for registration under Section 2.1(a) or for purposes of Sections 2.11, 2.13, 3.1, 3.2, 4.1 and 6.7, and (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (i), (ii), or (iii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under Section 2 hereof are not assigned or any shares for which registration rights have terminated pursuant to Section 2.15 of this Agreement.

1.17 The term “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable or convertible securities which are, Registrable Securities.

1.18 The term “Restated Certificate” means the Company’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on or about the date hereof, as may be amended from time to time.

1.19 The term “SEC” means the Securities and Exchange Commission.

1.20 The term “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.21 The term “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

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1.22 The term “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.23 The term “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.001 per share.

1.24 The term “Series A-1 Preferred Stock” means shares of the Company’s Series A-1 Preferred Stock, par value $0.001 per share.

1.25 The term “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.001 per share.

1.26 The term “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.001 per share.

1.27 The term “Series D Preferred Stock” means shares of the Company’s Series D Preferred Stock, par value $0.001 per share.

1.28 The term “Special Redemption” means the redemption by the Company of shares of Common Stock, Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock for an aggregate redemption price of approximately $20,000,000 that is effected on or about the Initial Closing under the Purchase Agreement.

1.29 The term “Staley Investor” means at any time any of Staley Capital Fund I, LP, Staley Capital Olo Fund LLC or any other Investor that is at such time an Affiliate of or managed by Staley Capital Management LLC (“Staley”).

1.30 The term “Violation” means losses, claims, damages, or liabilities (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by any other party hereto, of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Request for Registration.

(a) If the Company shall receive at any time after the earlier of (i) 4 years after the date of this Agreement or (ii) 180 days after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of at least 50% of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of the Registrable Securities then outstanding, then the Company shall:

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(i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders;

(ii) as soon as practicable, and in any event within 60 days of the receipt of such request, file a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 2.1(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 6.5; and

(iii) use its best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable but in no event later than 90 days after such request.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 2.1(a) and the Company shall include such information in the written notice referred to in subsection 2.1(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 2.3(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2.1, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

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(c) The Company shall not be obligated to effect, or to take any action to effect, any registration

(i) pursuant to this Section 2.1:

(1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act;

(2) After the Company has effected two registrations pursuant to this Section 2.1 and such registrations have been declared or ordered effective;

(3) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.11 below; or

(4) If the Registrable Securities to be included in the registration statement could be sold without restriction under SEC Rule 144 within a ninety (90) day period and the Company is currently subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act, or

(ii) pursuant to any other provision of this Agreement:

(1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act; or

(2) If the Registrable Securities to be included in the registration statement could be sold without restriction under SEC Rule 144 within a ninety (90) day period and the Company is currently subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act.

(d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.1 a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be materially detrimental to the Company and its stockholders for such registration statement to become effective or to remain effective as long as such registration statement would otherwise be required to remain effective because such action (x) would materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company, (y) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) would render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period and provided further that the Company shall not register any securities for the account of itself or any other person during such ninety (90) day period other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

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A registration statement shall not be counted until such time as such registration statement has been declared effective by the SEC (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Investors after the date on which such registration was requested) and elect not to pay the registration expenses therefor pursuant to Section 2.5). A registration statement shall not be counted if, as a result of an exercise of the underwriter’s cut-back provisions, fewer than 50% of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.2 Company Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders but excluding a registration pursuant to Section 2.1) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 6.5, the Company shall, subject to the provisions of Section 2.7, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.6 hereof.

2.3 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible,

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120-day period shall be extended for up to 60 days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

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(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(f) cause all such Registrable Securities to be listed on a national securities exchange or trading system and each securities exchange and trading system on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(h) use its reasonable best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date on which such Registrable Securities are sold to the underwriter, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a “comfort” letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

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2.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

2.5 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2.1, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements, not to exceed $75,000, of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.1; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.1.

2.6 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2.2 hereof for each Holder (which right may be assigned as provided in Section 2.12 hereof), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements, not to exceed $20,000, of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

2.7 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their reasonable discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other persons’ securities (other than those securities proposed to be issued and sold for the account of the Company) have been first excluded. In the event that the underwriters determine that less than all of the Registrable

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Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering (provided that Major Investor’s shares will be reduced only after all other stockholders’ shares are reduced), unless such offering is the Company’s IPO in which case the selling Holders may be excluded beyond this amount if the underwriters make the determination described above and no other person’s securities (other than those securities proposed to be issued and sold for the account of the Company) are included in such offering or (ii) notwithstanding (i) above, any Registrable Securities described in Section 1.16(i) be excluded from such underwriting unless all Registrable Securities described in Section 1.16(iii) are first excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a Holder of Registrable Securities and which is an investment fund, partnership, limited liability company or corporation, the partners, members, retired partners, retired members, stockholders and Affiliates of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder”, and any pro-rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling Holder,” as defined in this sentence.

2.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, managers, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Violation and the Company will pay to each such Holder, underwriter, controlling person or other aforementioned person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.

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(b) To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this subsection 2.9(b) exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.9, then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements

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or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided however, that, in any such case, (I) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (II) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; provided further, that in no event shall a Holder’s liability pursuant to this Section 2.9(d), when combined with the amounts paid or payable by such holder pursuant to Section 2.9(b), exceed the proceeds from the offering (net of any underwriting discounts or commissions) received by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise and shall survive the termination of this Agreement.

2.10 Reports Under Exchange Act. With a view to making available to the Holders the benefits of Sec Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

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2.11 Form S-3 Registration. In case the Company shall receive from Holders of at least 30% of all Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.11: (1) if Form S-3 is not then available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1 million; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 2.11; provided, however, that the Company shall not utilize this right more than once in any twelve month period and provided further that the Company shall not register any securities for the account of itself or any other person during such ninety-day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered); (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 2.11; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (6) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 2.2 hereof.

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(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to this Section 2.11, including (without limitation) all registration, filing, qualification, printer’s and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders, not to exceed $20,000, and counsel for the Company, but excluding any underwriters’ discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 2.11 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.1.

(d) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 2.11 and the Company shall include such information in the written notice referred to in Section 2.11(a). The provisions of Section 2.1(b) shall be applicable to such request (with the substitution of Section 2.11 for references to Section 2.1).

2.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, Affiliate, parent, partner, member, limited partner, retired partner, retired member or stockholder of a Holder, (ii) is a Holder’s family member or trust for the benefit of an individual Holder, or (iii), after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2.14 below. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferee or assignee that is an Affiliate of the assigning Holder shall be aggregated and together with those of the assigning Holder; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 2.

2.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (i) to include such securities in any registration unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (ii) to demand registration of any securities held by such holder or prospective holder.

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2.14 “Market Stand-Off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 2.14 shall apply only to the Company’s IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Company’s IPO are intended third-party beneficiaries of this Section 2.14 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s IPO that are consistent with this Section 2.14 or that are necessary to give further effect thereto. The Company hereby agrees to ensure that any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders and other persons subject to such agreements pro rata based on the number of shares held by such persons and Holders.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

2.15 Termination of Registration Rights. The rights of any Holder set forth in this Section 2 (other than Section 2.9 which shall survive any such termination) shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event, as such term is defined in the Company’s Restated Certificate;

(b) in the case of the registration rights set forth in Section 2.1 or 2.3 only (but not those set forth in Section 2.2), as to any Holder, when the Registrable Securities held by such Holder (together with any Affiliate of such Holder with whom such Holder must aggregate its sales under SEC Rule 144) could be sold without restriction under SEC Rule 144 within a ninety (90) day period; and

(c) the fifth (5th) anniversary of the IPO.

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3. Information Rights.

3.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor; provided, that the Board of Directors has not reasonably determined that such Major Investor is a competitor of the Company:

(a) as soon as practicable, but in any event within one hundred eighty (180) days after the end of each fiscal year of the Company, a balance sheet and income statement and a statement of stockholder’s equity as of the last day of such year; a statement of cash flows for such year and a comparison between the actual figures for such year, the comparable figures for the prior year and the comparable figures included in the Budget (as defined below) for such year, with an explanation of any material differences between them and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with GAAP, and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(b) as soon as practicable, but in any event within forty five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, schedule as to the sources and application of funds for such fiscal quarter, an unaudited balance sheet and a statement of stockholder’s equity as of the end of such fiscal quarter;

(c) as soon as practicable, but in any event with forty-five (45) days after the end of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of common shares issuable upon conversion or exercise of any outstanding securities convertible or exercisable for common shares and the exchange ratio or exercise price applicable thereto and number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit each Major Investor to calculate its percentage equity ownership in the Company and certified by the Chief Financial Officer or Chief Executive Officer of the Company as being true, complete and correct;

(d) as soon as practicable, but in any event within thirty (30) days of the end of each month, an unaudited income statement, an unaudited profit or loss statement and an unaudited balance sheet as of the end of such month;

(e) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

(f) with respect to the financial statements called for in subsections (a), (b) and (d) of this Section 3.1, an instrument executed by the Chief Financial Officer and President or Chief Executive Officer of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception for unaudited statements of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the periods specified therein, subject for unaudited statements to year-end audit adjustment;

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(g) such other information relating to the financial condition, business, prospects or corporate affairs of the Company or any of its subsidiaries as the Major Investor or any assignee of the Major Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this subsection (g) or any other subsection of Section 3.1 to (i) provide information which the Company reasonably deems in good faith to be a trade secret or similar confidential information (unless in the case of an assignee of a Major Investor covered by an enforceable confidentiality agreement, in form acceptable to the Company) or (ii) would adversely affect the attorney-client privilege between the Company and its counsel; and

(h) if for any period the Company shall have any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

(i) Notwithstanding anything else in this Section 3.1 to the contrary, the Company may cease providing the information set forth in this Section 3.1 during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of the registration effecting the IPO; provided that the Company is actively employing its reasonable best efforts to cause such registration statement to become effective.

3.2 Inspection. The Company shall permit (provided that the Board of Directors has not reasonably determined that such Major Investor is a competitor of the Company), and shall cause each of its subsidiaries to permit, each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s or such subsidiary’s properties, to examine its books of account and records and to discuss the Company’s or such subsidiary’s affairs, finances and accounts with its officers, employees and accountants, all at such reasonable times as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information or would adversely affect the attorney-client privilege between the Company and its counsel.

3.3 Termination of Information and Inspection Covenants. The covenants set forth in Section 3.1 and Section 3.2 shall terminate as to Investors and be of no further force or effect (i) immediately before the consummation of the IPO or (ii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Restated Certificate, whichever event occurs first.

3.4 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor its investment in the Company, any confidential information obtained from the Company pursuant to the terms of this Agreement, unless such confidential information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.4 by such

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Investor), (ii) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information or (iii) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (a) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (b) to any prospective investor of any Registrable Securities or other securities of the Company from such Investor as long as such prospective investor agrees to be bound by the provisions of this Section 3.4, (c) to any Affiliate, partner, member, stockholder or wholly owned subsidiary of such Investor in the ordinary course of business, or (d) as may otherwise be required by law, provided that the Investor takes reasonable steps to minimize the extent of any such required disclosure. The Company acknowledges that at least some of the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

4. Right of First Offer.

4.1 Right of First Offer. Subject to the terms and conditions specified in this Section 4.1, and applicable securities laws, in the event the Company proposes to offer or sell any New Securities, the Company shall first make an offering of such New Securities to each Major Investor in accordance with the following provisions of this Section 4.1.

(a) A Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners, members and Affiliates in such proportions as it deems appropriate. The Company shall deliver a notice, in accordance with the provisions of Section 6.5 hereof (the “Offer Notice”), to each of the Major Investors stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By written notification received by the Company, within twenty (20) calendar days after mailing of the Offer Notice, each of the Major Investors may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock (and any other securities convertible into, or otherwise exercisable or exchangeable for, shares of Common Stock) then held, by such Major Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities). The Company shall promptly, in writing, inform each Major Investor that elects to purchase all the shares available to it (each, a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain up to that portion of the New Securities for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors which is equal to the proportion that the number

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of shares of Common Stock issued and held, or issuable upon conversion of Preferred Stock then held or Preferred Stock that is issuable upon exercise of warrants then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held or Preferred Stock that is issuable upon exercise of warrants then held, by all Fully-Exercising Investors who wish to purchase such unsubscribed shares.

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or obtained as provided in Section 4.1(b) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in Section 4.1(b) hereof, offer the remaining unsubscribed portion of such New Securities (collectively, the “Refused Securities”) to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Section 4.1.

(d) The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Company’s Restated Certificate) and (ii) shares of Common Stock issued in the IPO.

4.2 Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO or (ii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Restated Certificate, whichever event occurs first.

5. Additional Covenants.

5.1 Insurance. Unless in existence on the date hereof, the Company shall obtain within 20 days after the date hereof from financially sound and reputable insurers (i) Directors and Officers Errors and Omissions insurance in the amount of $5 million and (ii) term “key-person” insurance on Noah Glass in the amount of $5 million, and will cause such insurance policies to be maintained until such time as the Board of Directors (including the majority of the Preferred Directors) determines that such insurance should be discontinued. The “key person” policy shall name the Company as loss payee and neither policy shall be cancelable by the Company without prior approval of the Board of Directors (including the majority of the Preferred Directors). For purposes of this Agreement, the “Preferred Directors” shall mean, to the extent such seats are not vacant (a) the two directors elected by the holders of Series A-1 Preferred Stock, exclusively and as a separate class, pursuant to the Restated Certificate, (b) the director elected by the holders of Series A Preferred Stock, exclusively and as a separate class, pursuant to the Restated Certificate, (c) the director elected by the holders of Series C Preferred Stock, exclusively and as a separate class (the “Series C Director”) and (d) the directors elected by the holders of Series D Preferred Stock, exclusively and as a separate class (the “Series D Directors”).

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5.2 Employee Agreements. Unless otherwise approved by the Board of Directors (including the majority of the Preferred Directors) the Company shall require (i) each person now or hereafter employed by it or any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a non-disclosure and proprietary rights assignment agreement in form and substance reasonably satisfactory to the majority of the Preferred Directors, and (ii) each Key Employee to enter into a one year non-competition and non-solicitation agreement, each in the form approved by the Board of Directors. In addition, the Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee without the consent of the Board of Directors (including the majority of the Preferred Directors).

5.3 Employee Vesting. Unless approved by the Board of Directors (including the majority of the Preferred Directors), all future employees and consultants of the Company who shall purchase, or receive options to purchase, shares of the Company’s capital stock following the date hereof shall be required to execute stock purchase or option agreements providing for a 180-day lockup period in connection with the Company’s IPO. The Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO and the right to repurchase unvested shares at cost. For the avoidance of doubt, all options to purchase shares of the Company’s capital stock that are granted on or following the date hereof shall have an exercise price at least equal to the fair market value of the underlying stock as determined by the Board on a date no earlier than the date of the corporate action authorizing the grant.

5.4 Matters Requiring Board of Director Approval. The Company hereby covenants and agrees with each of the Investors that it shall not (and the Company shall cause each of its subsidiaries to not), without prior Board approval, which approval must include the affirmative vote of the majority of the Preferred Directors:

(a) make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b) make, or permit any subsidiary to make, any loan or advance to any person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business;

(c) guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d) adopt an investment policy;

(e) make any investments inconsistent with the Company’s investment policy;

(f) make expenditures in excess of $250,000 for any transaction or series of related transactions;

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(g) incur any indebtedness for borrowed money that is not already included in a Board-approved budget and would cause the aggregate indebtedness of the Company and its subsidiaries for borrowed money to exceed $250,000, other than trade credit incurred in the ordinary course of business;

(h) otherwise enter into or be a party to any transaction with any director, officer, or Affiliate of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such person, except for transactions contemplated by this Agreement and the other Transaction Agreements (as defined in the Purchase Agreement), or arms-length transactions made in the ordinary course of business and pursuant to reasonable requirements of the Company’s business and upon fair and reasonable terms that are approved by a majority of the Board of Directors (including the majority of the Preferred Directors);

(i) hire, terminate, replace or change the compensation of its executive officers or other employees at the level of vice president or above;

(j) issue any option to purchase Common Stock under the Corporation’s 2005 Equity Incentive Plan or 2015 Equity Incentive Plan (together, the “Stock Plans”), increase the number of shares of Common Stock reserved for issuance under the Corporation’s Stock Plans, amend or modify either of the Company’s Stock Plans or adopt, amend or modify any other stock incentive, restricted stock, stock repurchase or other equity incentive plan, agreement or arrangement;

(k) materially change the principal business of the Company, enter new lines of business or exit the current line of business;

(l) sell, transfer, license, pledge or encumber technology or intellectual property, other than licenses granted in the ordinary course of business; or

(m) enter into any corporate strategic relationship.

5.5 Meetings of the Board of Directors. Unless otherwise determined by the vote of a majority of the directors then in office, including the majority of the Preferred Directors, the Board shall meet at least quarterly in accordance with an agreed upon schedule. The Company will reimburse the reasonable, documented costs and expenses incurred by each director and observer in connection with their attendance at meetings of the Board of Directors (or any committees thereof), as well as in connection with any meeting or other event attended by any director or observer at the Company’s request, unless otherwise agreed by the Board of Directors, including the majority of the Preferred Directors. The Company shall cause to be established, and will maintain, an audit and compensation committee. The Series C Director and one of the Series D Directors (provided that such Series D Director is a partner or managing director at Raine Capital LLC or any of its managed funds) shall be entitled in such person’s discretion to be a member of any one or more Board committee.

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5.6 Successor Indemnification. In the event that the Company or any of its successors or assigns (i) consolidates with or merges into any other entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately prior to such transaction, whether in the Company’s Bylaws, Certificate of Incorporation, indemnification agreements between the Company and its directors or former directors or elsewhere, as the case may be.

5.7 Observers at Board Meetings. Each of (i) RRE Ventures IV, L.P., (ii) Core Capital Partners II-S, L.P., and Core Capital Partners Fund II, L.P. together (collectively, “Core Capital”), and (iii) Staley shall be entitled to designate at any time and from time to time by written notice to the Company an observer who shall be permitted (but not required) to attend and participate in meetings of the Board and any meetings of any committees thereof and shall be entitled to receive all notices, reports and other material sent to the members of the Board (including committee members); provided, however, that the Company reserves the right to exclude such observers from access to any material or meeting or portion thereof (a) to the extent that such observer has not entered into a nondisclosure agreement provided by the Company and (b) if, based on advice of outside counsel, the Company determines that such exclusion is reasonably necessary to preserve the attorney-client privilege. For purposes of attending any meeting of the Board, neither such observer shall be permitted to vote on any matter nor to participate in any action of the Board; and provided further, that the observer designated by Core shall initially be Evan MacQueen, and to the extent that Core Capital desires to designate anyone other than Mr. MacQueen as their observer, such other individual must be approved by a majority of the Preferred Directors.

5.8 PayPal, Inc. Right of Notice. If the Company receives a written offer from any person regarding a proposed transaction involving the Company that would result in a Liquidation Event, as defined in the Restated Certificate (a “Proposed Exit Transaction”) and the Company’s Board of Directors finds such offer to be bona fide, the Company shall notify PayPal within 3 business days (and in any event, at least 3 business days prior to entering in to any “exclusivity,” “no-shop” or similar agreement). Such notice shall disclose whether the Proposed Exit Transaction would result in per share liquidation proceeds to the holders of Series B Preferred Stock in excess of the Series B Original Issue Price (as defined in the Restated Certificate), but need not disclose any other specific terms, including, without limitation, the actual valuation of the Company implied by the Proposed Exit Transaction or identity of the proposed buyer. The Company will also provide PayPal with copies of any third-party valuation reports promptly (but in any event, no later than 3 business days) after any such reports have been finalized; provided, that the Company may redact any disclosures contained in any such report if the Board reasonably believes that doing so is necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons.

5.9 Termination of Covenants. The covenants set forth in this Section 5 (except for Section 5.6), shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO or (ii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Restated Certificate, whichever event occurs first.

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6. Miscellaneous.

6.1 Transfers, Successors and Assigns. Subject to Section 6.12 below, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2 Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to its principles of conflicts of laws.

6.3 Counterparts. This Agreement may be executed (including by facsimile transmission) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon receipt (or refusal of receipt) and shall be: (a) delivered personally; (b) sent by facsimile transmission or electronic mail (with written confirmation of receipt requested); (c) mailed by registered or certified mail (return receipt requested); or (d) sent by express overnight courier with proof of delivery from the courier requested. All communications shall be sent to the respective parties at their address as set forth on the signature page or Schedule A or B as applicable) hereto, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.5. If notice is given to the Company, a copy shall also be sent to Cooley LLP, 1114 Avenue of the Americas, New York, NY 10036, Attn: Stephane Levy and, if notice is given to the Investors, copies shall also be given to such counsels set forth next to an Investor’s name on Schedule A hereto.

6.6 Costs of Enforcement. If any Party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing Party shall pay all costs and expenses incurred by the prevailing Party, including, without limitation, all reasonable attorneys’ fees.

6.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding (which, for

23

purposes hereof, shall only include the Registrable Securities described in (i) of the definition of such term in Section 1 of this Agreement); provided that Section 5.8 may not be amended, or the observance thereof not be waived (either generally or in a particular instance and either retroactively or prospectively), without the written consent of PayPal; provided further that the rights of a Staley Investor to be a “Major Investor” described in Section 1.12, the rights in Section 3 of any Major Investor that is a Staley Investor and the rights of Staley in Section 5.7 may not be amended, and the observance thereof may not be waived (either generally or in a particular instance and either retroactively or prospectively), without the prior written consent of such Staley Investor or Staley, as the case may be; and provided further that clause (i) of the definition of “Major Investor” in Section 1.12 may not be amended, and the observance thereof may not be waived (either generally or in a particular instance and either retroactively or prospectively), such that Hospitality Investment Partners (or “HIP”) no longer constitutes a “Major Investor” for purposes hereof, without the prior written consent of HIP. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction); provided, further, that if (i) any amendment or waiver would have the effect of waiving the rights of PayPal or any Staley Investor or HIP to purchase securities as set forth in Section 4 (other than regarding securities carved out of the definition of Exempted Securities as of the date hereof), (ii) PayPal or such Staley Investor or HIP, as the case may be, did not consent to such amendment or waiver, and (iii) any other Investor or any of their Affiliates actually participate(s) in an issuance of such securities, then, notwithstanding such purported amendment or waiver, PayPal or such Staley Investor or HIP, as the case may be, shall be permitted to participate in such issuance in an amount which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock (and any other securities convertible into, or otherwise exercisable or exchangeable for, shares of Common Stock) then held or any Preferred Stock that is issuable upon exercise of warrants then held, by PayPal or such Staley Investor or HIP, as the case may be, bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities). The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 6.7 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

6.8 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

24

6.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

6.10 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of Preferred Stock after the date hereof, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and thereafter shall be deemed an “Investor” for all purposes hereunder.

6.11 Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.12 Transfers of Rights. Each Investor hereto hereby agrees that it will not, and may, not assign any of its rights and obligations hereunder, unless such rights and obligations are assigned by such Investor to (a) any person or entity to which Registrable Securities are transferred by such Investor, or (b) to any Affiliate or any partner, member or stockholder of such Investor, and, in each case, such transferee shall be deemed an “Investor” for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement, and, in the case of an assignment pursuant to clause (a) above (but not pursuant to clause (b) above), the Board approves such transfer and assignment, which approval shall not be unreasonably withheld.

6.13 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.14 Dispute Resolution. Any unresolved controversy or claim arising out of or relating to Section 5.8 of this Agreement shall be submitted to arbitration by one arbitrator mutually agreed upon by the parties, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in corporate finance transactions of the type provided for in this Agreement and who is chosen by the AAA. The arbitration shall take place in New York, NY, in accordance with the AAA rules then in effect,

25

and judgment upon any award rendered in such arbitration will be final, binding and non-appealable and may be entered in any court having jurisdiction thereof. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the New York Code of Civil Procedure, the arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled. The arbitration procedures set forth in this Section 6.14 shall be the sole and exclusive dispute resolution mechanism for any unresolved controversy or claim arising out of or relating to Section 5.9 hereof.

[Remainder of Page Intentionally Left Blank]

26

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

MOBO SYSTEMS, INC.

By:	/s/ Noah Glass
Noah Glass, CEO

KEY HOLDERS:

/s/ Noah Glass
Noah Glass

Nick Dempster

Craig Stockden

Matt Tucker

Peter Benevides

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Nick Dempster

Name:	Nick Dempster

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Evan Sanchez

Name:	Evan Sanchez
Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Aubrey Balkind

Name:	Aubrey Balkind

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Craig John Stockden

Name:	Craig Stockden

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Morgan T Collins

Name:	Morgan T Collins

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Harriett Levin Balkind

Name:	Harriett Balkind

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Andrew Murray

Name:	Andrew Murray

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Greg Shackles

Name:	Greg Shackles

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Jimmy Gu

Name:	Jimmy Gu

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Juan George

Name:	Juan George

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Matthew J. Tucker

Name:	Matthew J. Tucker

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Maureen Zivic

Name:	Maureen Zivic

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Michael Devaney

Name:	Michael Devaney

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Peter Benevides

Name:	Peter Benevides

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Scott Lamb

Name:	Scott Lamb

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Steven Tom

Name:	Steven Tom

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ William Pullen

Name:	William Pullen

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Alvaro Gutierrez

Name:	Alvaro Gutierrez

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ David Fellows

Name:	David Fellows

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ David Olander

Name:	David Olander

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Lars Brekken

Name:	Lars Brekken

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDER:

By:	/s/ Marty Hahnfeld

Name:	Marty Hahnfeld

Title:

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

RPII Order LLC

By:	/s/ Peter P. Vassilev

Name: Peter P. Vassilev
Title: Vice President

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

STALEY CAPITAL FUND I, LP

By: Staley Capital Management, LLC

By:	/s/ Warren C. Smith, Jr.
Name: Warren C. Smith, Jr.
Title: Managing Director

STALEY CAPITAL OLO FUND LLC

By: Staley Capital Management, LLC

By:	/s/ Warren C. Smith, Jr.
Name: Warren C. Smith, Jr.
Title: Managing Director

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

Endurance Investments Holdings Limited

By:	/s/ [ILLEGIBLE]

Name:
Title:	Corporate Director Chaumont (Directors) Limited

Puressence Limited

By:	/s/ [ILLEGIBLE]

Name:
Title:	Corporate Director
Chaumont (Directors) Limited

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

RRE VENTURES IV, L.P.

By:	RRE Ventures GP IV, LLC, its General Partner

By:	/s/ William D. Porteous

Name: William D. Porteous
Title: General Partner and COO

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

Core Capital Partners II-S, L.P.
By: Core Equity Partners II-S, L.L.C.

By:	/s/ William Dunbar

Name: William Dunbar
Title: Managing Director

Core Capital Partners Fund II, L.P.
By: Core Equity Partners II, L.L.C.

By:	/s/ William Dunbar

Name: William Dunbar
Title: Managing Director

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

HOSPITALITY INVESTMENT PARTNERS

By:	/s/ Michael C. McQuinn

Name: Michael C. McQuinn
Title: Agent

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

PayPal, Inc.

By:	/s/ Russell Elmer

Name:	Russell Elmer
Title:	Secretary

[Mobo Systems, Inc. – Series D – Investors’ Rights Agreement]

MOBO SYSTEMS, INC.

COUNTERPART TO THE

INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby agrees to be a party to the Amended and Restated Investors’ Rights Agreement dated as of January 12, 2016 by and among MOBO SYSTEMS, INC. and the persons and entities named therein (the “Investors’ Rights Agreement”), as an Investor (as defined in the Investors’ Rights Agreement), and to be bound by the terms and subject to the conditions thereof.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of November 14, 2016.

INVESTOR:

/s/ Dan Levitan
(Signature)
Dan Levitan
(Print Name of Investor)

(Print Name of Signatory and Title, if Applicable)

Acknowledged and Agreed:

MOBO SYSTEMS, INC.

By:	/s/ Noah Glass

Name: Noah Glass
Title: President

MOBO SYSTEMS, INC.

COUNTERPART TO THE

INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby agrees to be a party to the Amended and Restated Investors’ Rights Agreement dated as of January 12, 2016 by and among MOBO SYSTEMS, INC. and the persons and entities named therein (the “Investors’ Rights Agreement”), as an Investor (as defined in the Investors’ Rights Agreement), and to be bound by the terms and subject to the conditions thereof.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of Nov. 14, 2016.

INVESTOR:

/s/ Jonathan Rosen
(Signature)
Jonathan Rosen
(Print Name of Investor)

(Print Name of Signatory and Title, if Applicable)

Address:

Acknowledged and Agreed:

MOBO SYSTEMS, INC.

By:	/s/ Noah Glass

Name: Noah Glass
Title: President

SCHEDULE A

INVESTORS

Name and Address

RPII Order LLC

[Address]

Staley Capital Fund I, LP

[Address]

Staley Capital Olo Fund LLC

[Address]

PayPal, Inc.

[Address]

Endurance Investments Holdings Limited

[Address]

Puressence Limited

[Address]

RRE Ventures IV, L.P.

[Address]

Core Capital Partners II-S, L.P.

[Address]

Core Capital Partners Fund II, L.P.

[Address]

Hospitality Investment Partners

[Address]

Jonathan Rosen

[Address]

Dan Levitan

[Address]

SCHEDULE B

KEY HOLDERS

Name and Address

Noah Glass

[Address]

Nick Dempster

[Address]

Craig Stockden

[Address]

Matthew J. Tucker

[Address]

Peter Benevides

c/o Mobo Systems, Inc.

[Address]

David J. Olander

[Address]

David Fellows

[Address]

Evan Sanchez

[Address]

Greg Shackles

[Address]

Jimmy Gu

[Address]

Juan George

[Address]

Lars Brekken

[Address]

Maureen Zivic

[Address]

Michael Devaney

[Address]

Scott P. Lamb

[Address]

Steven Tom

[Address]

William Pullen

[Address]

Andrew Murray

[Address]

Alvaro Gutierrez

[Address]

Aubrey Balkind

[Address]

Harriett Balkind

[Address]

Marty Hahnfeld

[Address]

AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”), by and among Mobo Systems, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on the signature pages hereto (the “Undersigned Investors”), amends that certain Amended and Restated Investors’ Rights Agreement, by and among the Company, the parties listed on Schedule A thereto (the “Investors”) and the parties listed on Schedule B thereto (the “Key Holders”), dated as of January 12, 2016, as amended from time to time (the “Rights Agreement”), and shall be effective as of the Settlement Date (as defined in that certain Offer to Purchase dated as of November 26, 2018 (the “Tender Offer”)) except that this Amendment shall be void and of no force and effect if the Tender Offer is terminated before the Settlement Date. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Rights Agreement.

RECITALS

A. Whereas Tiger Global Private Investment Partners XI, L.P. and John Curtius (the “Transferees”) have offered to purchase up to 346,484 shares the Company’s Common Stock (the “Stock”) from the Eligible Stockholders (as defined in the Tender Offer) pursuant to the Tender Offer.

B. In connection with the Tender Offer and subject to the closing thereof, the Undersigned Investors desire to amend the Rights Agreement to grant the Transferees information rights and certain rights of first offer pursuant to Sections 3 and 4 of the Rights Agreement, respectively.

C. Section 6.7 of the Rights Agreement provides that the Rights Agreement may be waived or amended only with the written consent of (a) the Company and (b) the holders of a majority of the Registrable Securities then outstanding (which only includes the Registrable Securities described in (i) of the definition of such term in Section 1 of the Rights Agreement) (collectively, the “Requisite Holders”).

D. The Company and the Undersigned Investors, constituting the Requisite Holders, desire to amend the Rights Agreement in accordance with the foregoing recitals.

AGREEMENT

The parties hereby agree as follows:

1. Section 1.1 of the Rights Agreement is hereby amended by appending the following language thereto:

“Tiger Global Private Investment Partners XI, L.P. and John Curtius shall be deemed to be Affiliates for the purposes of this Agreement.”

2. Schedule A of the Rights Agreement is hereby amended to include the following persons and entities:

“Tiger Global Private Investment Partners XI, L.P.

John Curtius

Email:

3. Each Transferee hereby agrees to adopt and be bound by the Rights Agreement as an Investor thereunder with the same force and effect as if such Transferee were originally party thereto.

4. Except as provided herein, the Rights Agreement shall remain unamended and in full force and effect. This Amendment may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5. Sections 6.2 (Governing Law), 6.3 (Counterparts), 6.7 (Amendments and Waivers), 6.8 (Severability) and 6.11 (Entire Agreement) of the Rights Agreement shall apply to this Amendment mutatis mutandi.

[Signature pages follow]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

MOBO SYSTEMS, INC.

By:	/s/ Noah Glass

Name:	Noah Glass
Title:	Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

RRE VENTURES IV, L.P.

By:	/s/ James D. Robinson

Name:	James D. Robinson
Title:	Managing Partner

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS (CONT’D):

CORE CAPITAL PARTNERS II-S, L.P.
By: Core Equity Partners II-S, L.L.C.

By:	/s/ William Dunbar

Name:	William Dunbar
Title:	Managing Director

CORE CAPITAL PARTNERS FUND II, L.P.
By: Core Equity Partners II, L.L.C.

By:	/s/ William Dunbar

Name:	William Dunbar
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS (CONT’D):

RPII ORDER LLC

By:	/s/ Colin Neville
Name:	Colin Neville
Title:	Managing director

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS (CONT’D):

STALEY CAPITAL FUND I, LP

By:	/s/ Renny Smith
Name:	Renny Smith
Title:	Managing Partner

STALEY CAPITAL OLO FUND LLC

By:	/s/ Renny Smith
Name:	Renny Smith
Title:	Managing Partner

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

TRANSFEREE:

Tiger Global Private Investment Partners XI, L.P.

By:	Tiger Global PIP Performance XI, L.P.
Its:	General Partner

By:	Tiger Global PIP Management XI, Ltd.
Its:	General Partner

By:	/s/ Steven Boyd
Steven Boyd
General Counsel

Address:

Email:

SIGNATURE PAGE TO AMENDMENT TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

TRANSFEREE:

John Curtius

By:	/s/ John Curtius

Address:

Email:

SIGNATURE PAGE TO AMENDMENT TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”), by and among Mobo Systems, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on the signature pages hereto (the “Undersigned Investors”), amends that certain Amended and Restated Investors’ Rights Agreement, by and among the Company, the parties listed on Schedule A thereto (the “Investors”) and the parties listed on Schedule B thereto (the “Key Holders”), dated as of January 12, 2016, as amended from time to time (the “Rights Agreement”), and shall be effective as of immediately prior to the Closing (as defined in that certain Stock Transfer Agreement dated as of February 13, 2019 (the “Secondary Sale”)). Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Rights Agreement.

RECITALS

A. Whereas Tiger Global Private Investment Partners XI, L.P., John Curtius, Battery Ventures XII, L.P., Battery Investment Partners XII, LLC, Battery Ventures XII Side Fund, L.P. (collectively, “Battery”) and RPII Order LLC have offered to purchase up to 159,258 shares the Company’s Preferred Stock (the “Stock”) from Core Capital Partners Fund II, L.P., Core Capital Partners II-S, L.P., and Core Capital TB SPV, L.P. (collectively, “Core”) pursuant to the Secondary Sale.

B. In connection with the Secondary Sale and subject to the closing thereof, the Undersigned Investors desire to amend the Rights Agreement to grant Battery certain rights pursuant to the Rights Agreement, respectively.

C. Section 6.7 of the Rights Agreement provides that the Rights Agreement may be waived or amended only with the written consent of (a) the Company and (b) the holders of a majority of the Registrable Securities then outstanding (which only includes the Registrable Securities described in (i) of the definition of such term in Section 1 of the Rights Agreement) (collectively, the “Requisite Holders”).

D. The Company and the Undersigned Investors, constituting the Requisite Holders, desire to amend the Rights Agreement in accordance with the foregoing recitals.

AGREEMENT

The parties hereby agree as follows:

1. Subject to Battery’s entry into an Adoption Agreement, in substantially the form attached hereto as Exhibit A, Schedule A of the Rights Agreement is hereby amended to include the following entities:

“Battery Ventures XII, L.P.

Telephone:

Email:

Battery Investment Partners XII, LLC

Telephone:

Email:

Battery Ventures XII Side Fund, L.P.

Telephone:

Email:

2. Except as provided herein, the Rights Agreement shall remain unamended and in full force and effect. This Amendment may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3. Sections 6.2 (Governing Law), 6.3 (Counterparts), 6.7 (Amendments and Waivers), 6.8 (Severability) and 6.11 (Entire Agreement) of the Rights Agreement shall apply to this Amendment mutatis mutandi.

[Signature pages follow]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

MOBO SYSTEMS, INC.

By:	/s/ Noah Glass
Name:	Noah Glass
Title:	CEO

[Signature Page to Amendment to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS (CONT’D):

STALEY CAPITAL FUND I, LP

By:	/s/ Warren C. Smith, Jr.
Name:	Warren C. Smith, Jr.
Title:	Managing Director

STALEY CAPITAL OLO FUND LLC

By:	/s/ Warren C. Smith, Jr.
Name:	Warren C. Smith, Jr.
Title:	Managing Director

[Signature Page to Amendment to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

RRE VENTURES IV, L.P.

By:	/s/ James D. Robinson
Name:	James D. Robinson
Title:	Managing Partner

[Signature Page to Amendment to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS (CONT’D):

CORE CAPITAL PARTNERS II-S, L.P.
By:	Core Equity Partners II-S, L.L.C.

By:	/s/ William Dunbar
Name:	William Dunbar
Title:	Managing Director

CORE CAPITAL PARTNERS FUND II, L.P.
By:	Core Equity Partners II, L.L.C.

By:	/s/ William Dunbar
Name:	William Dunbar
Title:	Managing Director

CORE CAPITAL TB SPV, L.P.
By:	Core Equity Partners TB SPV, L.L.C.

By:	/s/ William Dunbar
Name:	William Dunbar
Title:	Managing Director

[Signature Page to Amendment to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS (CONT’D):

TIGER GLOBAL PRIVATE INVESTMENT PARTNERS XI, L.P.

By:	Tiger Global PIP Performance XI, L.P.
Its:	General Partner

By:	Tiger Global PIP Management XI, Ltd.
Its:	General Partner

By:	/s/ Steven Boyd
Name:	Steven Boyd
Title:	General Counsel

[Signature Page to Amendment to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS (CONT’D):

JOHN CURTIUS

By:	/s/ John Curtius
(Signature)

Address:

Email:

Fax:

[Signature Page to Amendment to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

/s/ Noah Glass
Noah Glass

GLASS FAMILY TRUST

By:	/s/ Noah Glass
Name:	Noah Glass
Title:	Trustee

[Signature Page to Amendment to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS (CONT’D):

RPII ORDER LLC

By:	/s/ Alfred Chianese

Name:	Alfred Chianese
Title:	Vice President

[Signature Page to Amendment to Amended and Restated Investors’ Rights Agreement]

EXHIBIT A

ADOPTION AGREEMENT

IRA ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on                 , by the undersigned (each a “Transferee” and collectively, the “Transferees”) pursuant to the terms of that certain Amended and Restated Investor Rights Agreement dated as of January 12, 2016 (the “Agreement”), by and among Mobo Systems, Inc., a Delaware corporation (the “Company”), and certain of its stockholders, as amended from time to time. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferees agree as follows.

1.1 Acknowledgement. Each Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the “Stock”) as a new Investor in accordance with Sections 2.12 and 6.1 of the Agreement, in which case Transferee will be an “Investor,” a “Holder” (as defined in the Agreement) and a party to the Agreement for all purposes of the Agreement.

1.2 Agreement. Each Transferee hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Transferee were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address or facsimile number listed below Transferee’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Adoption Agreement as of the date first written above.

Agreed and Accepted

Mobo Systems, Inc.

By:

Name:	Noah Glass

Title:	CEO

IN WITNESS WHEREOF, the parties have executed this Adoption Agreement as of the date first written above.

TRANSFEREES:

By:
Name:
Title:

[Signature Page to IRA Adoption Agreement]